Exhibit 99.9f

                                                                 EXECUTION COPY
                                                   (GMAC TO ARVEST POST REG AB)

            OMNIBUS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

            THIS OMNIBUS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, (the "Assignment" or the "Agreement") dated as of September 1, 2006, among Morgan Stanley Mortgage Capital Inc. ("Owner"), Central Mortgage Company, an Arkansas corporation ("Servicer"), and LaSalle Bank National Association ("LaSalle"), as trustee ("Trustee") of each of the Morgan Stanley Mortgage Loan Trusts listed on Schedule 1 hereto (each, a "Trust" and together, the "Trusts") and acknowledged by Wells Fargo Bank, National Association, as master servicer under each of the Pooling and Servicing Agreement described below (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator") and Morgan Stanley Capital I Inc. (the "Depositor").

            WHEREAS, on the respective transaction closing dates set forth on
Schedule 1 hereto, the Owner sold those certain mortgage loans in each Trust identified on Schedule 2 attached hereto (the "Specified Mortgage Loans") to the related Trust, each of which was formed pursuant to the related pooling and servicing agreement described on Schedule 1 attached hereto (in each case, the "Pooling and Servicing Agreement");

            WHEREAS, in connection with the sale of the Specified Mortgage Loans to the Trust, the Owner retained the right to service the Specified Mortgage Loans (the "Servicing Rights");

            WHEREAS, pursuant to that certain servicing agreement, dated as of May 20, 2005 (the "Initial GMAC Flow Servicing Agreement"), by and between the Owner and GMAC Mortgage Corporation ("GMAC"), as amended by the First Amended and Restated Servicing Agreement, dated as of January 1, 2006 (the "Amended Flow Servicing Agreement" and, together with the Initial GMAC Flow Servicing Agreement, the "GMAC Flow Servicing Agreement") and as further modified by the related Assignment, Assumption and Recognition Agreement identified on Schedule 3 hereto, each dated as of the date of the Pooling and Servicing Agreement, by and among the Owner, GMAC, and the Trustee, and acknowledged by the Master Servicer and Securities Administrator and by the Depositor (each, a "GMAC AAR" and, together with the GMAC Flow Servicing Agreement, for each Trust, the related "GMAC Servicing Agreement" attached hereto as Exhibit I), GMAC agreed to service the Specified Mortgage Loans on behalf of each Trust pursuant to the terms of the related GMAC Servicing Agreement; and

            WHEREAS, the Owner has exercised its right to terminate GMAC as servicer under each GMAC Servicing Agreement (and GMAC has acknowledged each such termination in writing) and to sell to the Servicer, and the Servicer purchased from the Owner the Servicing Rights and agrees to service the Specified Mortgage Loans, subject to the terms hereof and the terms of the GMAC Servicing Agreement, as modified by this Omnibus Assignment, Assumption and Recognition Agreement and the Servicer agrees to service the Specified

Mortgage Loans in each Trust in accordance with the terms hereof and the provisions of the GMAC Servicing Agreement;

            WHEREAS, pursuant to the related Pooling and Servicing Agreement, the Owner has obtained written consent from each Rating Agency that the transfer of servicing from GMAC to Servicer will not result in a ratings downgrade on the securities issued by the related transaction identified on
Schedule 1 hereto.

            NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

            1. Acknowledgement of Sale of Servicing Rights.

            The Servicer and the Owner hereby acknowledge that, pursuant to the Servicing Rights Purchase and Sale Agreement, dated as of April 17, 2006, between the Owner, as seller, and the Servicer, as purchaser (the "Purchase Agreement"), the Owner, as owner of all of the Servicing Rights with respect to the Specified Mortgage Loans sold such Servicing Rights to the Servicer.

            Pursuant to the Purchase Agreement, Servicer purchased the Servicing Rights with respect to the Specified Mortgage Loans and hereby agrees to assume the servicing of the Specified Mortgage Loans from GMAC and to service them for the benefit of each Trust listed on Schedule 1 hereto in accordance with the provisions of the GMAC Servicing Agreement.

            In connection with the transfer of the Servicing Rights, the Servicer agrees that, from and after the applicable Servicing Transfer Date as specified on Schedule 1 attached hereto (each, a "Servicing Transfer Date"), each Specified Mortgage Loan will be subject to, and serviced by the Servicer under, the GMAC Servicing Agreement.

            The Owner specifically reserves and does not assign to any Trust listed on Schedule 1 hereunder those rights under the GMAC Servicing Agreement that do not relate to the servicing of the Specified Mortgage Loans and any and all right, title and interest in, to and under and any obligations of the Owner with respect to any mortgage loans subject to the GMAC Servicing Agreement which are not the Specified Mortgage Loans.

            2. Representations and Warranties

            (a) The Servicer hereby warrants and represents to, and covenants with, the Owner and the Trustee that, except as modified pursuant to Section 3 of this Assignment, each of the representations and warranties set forth in Section 6.01 of the Original Servicing Agreement are true and correct with respect to the Servicer as of the date hereof.

            (b) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Agreement.

            (c) The Servicer hereby warrants and represents that it is a FannieMae- or FHLMC-approved Person.

            (d) Each of the Owner and the Servicer represents and warrants that this Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) and in the case of the Servicer, laws affecting the contract obligations of insured banks.

            3. Future Covenants

            For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (i) promptly provide the Depositor and the Securities Administrator written notice substantially in the form of Exhibit III (A) any material litigation or governmental proceedings pending against the Servicer, (B) any Event of Default under the terms of this Agreement or any Servicing Agreement and (C) any merger, consolidation or sale of substantially all of the assets of the Servicer and (ii) provide to the Depositor and the Securities Administrator a description of such proceedings, affiliations or relationships.

            4. Amendments to the GMAC Flow Servicing Agreement:

            The parties to this Agreement hereby agree to amend the GMAC Flow Servicing Agreement as follows with respect to the Specified Mortgage Loans:

      (a) The definition of Eligible Account in Section 1 of the GMAC Flow Servicing Agreement is hereby revised to add the following:

            "For purposes of this Agreement, an account maintained with Arvest Bank shall be an Eligible Account."

      (b) Section 2.08(b) of the GMAC Flow Servicing Agreement is hereby deleted in its entirety.

      (c) Section 21.02(a) of the GMAC Flow Servicing Agreement is hereby replaced in its entirety with the following:

            "(a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR DELAWARE, AND APPELLATE COURTS FROM ANY THEREOF;"

      (d) Section 31.04 is hereby amended and restated in its entirety as follows:

            "On or before March 1 of each calendar year, commencing in 2007, the Servicer shall deliver to the Owner, Master Servicer and any Depositor a statement of compliance addressed to the Owner, Master Servicer and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

      (e) Schedule I to the GMAC Flow Servicing Agreement is hereby replaced in its entirety with the Amended and Restated Schedule I attached to this Assignment as Exhibit II.

      (f) Written notice provided in compliance with Sections 31.03(d), (e) or
(f) of the GMAC Flow Servicing Agreement shall be substantially in the form of
Exhibit III to this Agreement.

      (g) Exhibit J to the GMAC Flow Servicing Agreement is hereby replaced in its entirety with Exhibit IV attached hereto.

            5. Notices

            The Depositor's address for purposes for all notices and correspondence related to the Mortgage Loans and this Agreement is:

               Morgan Stanley Capital I Inc.
               1585 Broadway
               New York, New York 10036
               Attention:  [Insert Series Designation]

            The Trustee's address for purposes for all notices and correspondence related to the Mortgage Loans and this Agreement is:

               LaSalle Bank National Association
               135 South LaSalle Street, Suite 1625
               Chicago, Illinois 60603
               Attn: Global Securities and Trust Services-[Insert Series
                     Designation]

            The Owner's address for purposes for all notices and correspondence related to the Mortgage Loans and this Agreement is:

               Morgan Stanley Mortgage Capital Inc.
               1221 Avenue of the Americas
               New York, New York 10020
               Attention: [Insert Series Designation]

               With a copy to:

               Morgan Stanley & Co. Incorporated
               1585 Broadway
               New York, New York 10036
               Attention: General Counsel's Office

            The Servicer's address for purposes for all notices and correspondence related to the Mortgage Loans and this Agreement is:

               Central Mortgage Company
               801 John Barrow Road - Suite 1
               Little Rock, Arkansas 72205
               Attention:  Lou Ann Howard, Servicing Manager

            6. Certain Matters Regarding the Trustee

            It is expressly understood and agreed by the parties hereto that
(i) this Agreement is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the related Trusts, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the related Pooling and Servicing Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of Assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the related Trusts, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by any Trust under this Agreement and
(v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the affected Trust.

            7. Governing Law

            This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            8. Modifications

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

            9. Successor and Assigns

            This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf). Any entity into which the Owner, the Depositor or the Servicer may be merged or consolidated shall, without the requirement for any further writing, be deemed the Owner, the Depositor or the Servicer, respectively, hereunder.

            10. Continuing Effect

            Except as contemplated by this Assignment, the GMAC Servicing Agreement shall remain in full force and effect with respect to the Servicer in accordance with its terms.

            11. Counterparts

            This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

            12. Definitions

            Any capitalized term used but not defined in this Assignment has the same meaning as in the GMAC Servicing Agreement.

            13. Conflicts

            In the event that any provision of this Agreement conflicts with any provision of the GMAC Servicing Agreement with respect to the Specified Mortgage Loans, the terms of this Agreement shall control.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

Owner                                 THE TRUSTS
MORGAN STANLEY MORTGAGE CAPITAL INC.  BY:  LASALLE BANK NATIONAL ASSOCIATION,
                                           NOT IN ITS INDIVIDUAL CAPACITY BUT
                                           SOLELY AS TRUSTEE OF EACH OF THE
                                           TRUSTS SET FORTH ON SCHEDULE 1 HERETO

By:   /s/ Van Cushny                  By:   /s/ Susan L. Feld
Its:  Vice President                  Its:  Assistant Vice President
Taxpayer Identification
Number:

Servicer
CENTRAL MORTGAGE COMPANY

By:   /s/ William G. Roehrenbeck
Its:  President and CEO
Taxpayer Identification
Number:  62-1684387

Acknowledged and Agreed:

MORGAN STANLEY CAPITAL I INC.         WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                      AS MASTER SERVICER

By:   /s/ Valerie Kay                 By:   /s/ Diane Courtney
Its:  Vice President                  Its:  Vice President
Taxpayer Identification
Number:

                                                    SCHEDULE 1

                                                    THE TRUSTS

-----------------------------------------------------------------------------------------------------------------------------------
   Transaction Name          Servicing        Pooling and Servicing Agreement    Cut-off Date      Transaction       For Further
                           Transfer Date                                                           Closing Date       Credit To
-----------------------------------------------------------------------------------------------------------------------------------
    Morgan Stanley       September 1, 2006   The Pooling and Servicing            May 1, 2006      May 31, 2006     50922500, MSM
  Mortgage Loan Trust                        Agreement, dated as of May 1,                                             2006-8AR
       2006-8AR                              2006 by and among the Depositor,
                                             the Master Servicer and
                                             Securities Administrator, and the
                                             Trustee
-----------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 2

                            SPECIFIED MORTGAGE LOANS

               [delivered to Owner, Servicer and Master Servicer]

                                                 SCHEDULE 3

                               ASSIGNMENT ASSUMPTION AND RECOGNITION AGREEMENTS

-----------------------------------------------------------------------------------------------------------------------------
                      Transaction Name                                             Assignment Agreement
-----------------------------------------------------------------------------------------------------------------------------
        Morgan Stanley Mortgage Loan Trust 2006-8AR           The Assignment Assumption and Recognition Agreement dated as of May 1, 2006
-----------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT I

                            GMAC Servicing Agreement

               [delivered to Owner, Servicer and Master Servicer]

                                                      EXHIBIT II

Exhibit IIA: Standard File Layout - Delinquency Reporting

-------------------------------------------------------------------------------------------------------------------------------
Column/Header Name                                         Description                             Decimal     Format Comment
-------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                 A unique number assigned to a loan by the Servicer.  This
                                  may be different than the LOAN_NBR
-------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                          A unique identifier assigned to each loan by the originator.
-------------------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                        Servicer Client Number
-------------------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR                 Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
-------------------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME               First Name of the Borrower.
-------------------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME                Last name of the borrower.
-------------------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                      Street Name and Number of Property
-------------------------------------------------------------------------------------------------------------------------------
PROP_STATE                        The state where the  property located.
-------------------------------------------------------------------------------------------------------------------------------
PROP_ZIP                          Zip code where the property is located.
-------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE            The date that the borrower's next payment is due to the                      MM/DD/YYYY
                                  servicer at the end of processing cycle, as reported by
                                  Servicer.
-------------------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                         Loan Type (i.e. FHA, VA, Conv)
-------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE             The date a particular bankruptcy claim was filed.                            MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE           The chapter under which the bankruptcy was filed.
-------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR               The case number assigned by the court to the bankruptcy
                                  filing.
-------------------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE            The payment due date once the bankruptcy has been approved                   MM/DD/YYYY
                                  by the courts
-------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE        The Date The Loan Is Removed From Bankruptcy. Either by                      MM/DD/YYYY
                                  Dismissal, Discharged and/or a Motion For Relief Was
                                  Granted.
-------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE                The Date The Loss Mitigation Was Approved By The Servicer                    MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                     The Type Of Loss Mitigation Approved For A Loan Such As;
-------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE            The Date The Loss Mitigation /Plan Is Scheduled To End/Close                 MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE            The Date The Loss Mitigation Is Actually Completed                           MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE              The date DA Admin sends a letter to the servicer with                        MM/DD/YYYY
                                  instructions to begin foreclosure proceedings.
-------------------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE            Date File Was Referred To Attorney to Pursue Foreclosure                     MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                  Notice of 1st legal filed by an Attorney in a Foreclosure                    MM/DD/YYYY
                                  Action
-------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE         The date by which a foreclosure sale is expected to occur.                   MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                  The actual date of the foreclosure sale.                                     MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                   The amount a property sold for at the foreclosure sale.             2        No commas(,)
                                                                                                               or dollar
                                                                                                               signs ($)
-------------------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE               The date the servicer initiates eviction of the borrower.                    MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE           The date the court revokes legal possession of the property                  MM/DD/YYYY
                                  from the borrower.
-------------------------------------------------------------------------------------------------------------------------------
LIST_PRICE                        The price at which an REO property is marketed.                     2        No commas(,)
                                                                                                               or dollar
                                                                                                               signs ($)
-------------------------------------------------------------------------------------------------------------------------------
LIST_DATE                         The date an REO property is listed at a particular price.                    MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
OFFER_AMT                         The dollar value of an offer for an REO property.                   2        No commas(,)
                                                                                                               or dollar
                                                                                                               signs ($)
-------------------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                   The date an offer is received by DA Admin or by the Servicer.                MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                  The date the REO sale of the property is scheduled to close.                 MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE           Actual Date Of REO Sale                                                      MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                     Classification of how the property is occupied.
-------------------------------------------------------------------------------------------------------------------------------


                                       3

-------------------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE               A code that indicates the condition of the property.
-------------------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE              The date a  property inspection is performed.                                MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                    The date the appraisal was done.                                             MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                     The current "as is" value of the property based on brokers          2
                                  price opinion or appraisal.
-------------------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL                 The amount the property would be worth if repairs are               2
                                  completed pursuant to a broker's price opinion or appraisal.
-------------------------------------------------------------------------------------------------------------------------------
If applicable:
-------------------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE                FNMA Code Describing Status of Loan
-------------------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE                The circumstances which caused a borrower to stop paying on
                                  a loan.   Code indicates the reason why the loan is in
                                  default for this cycle.
-------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE               Date Mortgage Insurance Claim Was Filed With Mortgage                        MM/DD/YYYY
                                  Insurance Company.
-------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                      Amount of Mortgage Insurance Claim Filed                                     No commas(,)
                                                                                                               or dollar
                                                                                                               signs ($)
-------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE                Date Mortgage Insurance Company Disbursed Claim Payment                      MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID                 Amount Mortgage Insurance Company Paid On Claim                     2        No commas(,)
                                                                                                               or dollar
                                                                                                               signs ($)
-------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE             Date Claim Was Filed With Pool Insurance Company                             MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                    Amount of Claim Filed With Pool Insurance Company                   2        No commas(,)
                                                                                                               or dollar
                                                                                                               signs ($)
-------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE              Date Claim Was Settled and The Check Was Issued By The Pool                  MM/DD/YYYY
                                  Insurer
-------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID               Amount Paid On Claim By Pool Insurance Company                      2        No commas(,)
                                                                                                               or dollar
                                                                                                               signs ($)
-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE       Date FHA Part A Claim Was Filed With HUD                                     MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT              Amount of FHA Part A Claim Filed                                    2        No commas(,)
                                                                                                               or dollar
                                                                                                               signs ($)
-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE        Date HUD Disbursed Part A Claim Payment                                      MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT         Amount HUD Paid on Part A Claim                                     2        No commas(,)
                                                                                                               or dollar
                                                                                                               signs ($)
-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE       Date FHA Part B Claim Was Filed With HUD                                     MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT              Amount of FHA Part B Claim Filed                                   2         No commas(,)
                                                                                                               or dollar
                                                                                                               signs ($)
-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE        Date HUD Disbursed Part B Claim Payment                                      MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT         Amount HUD Paid on Part B Claim                                     2        No commas(,)
                                                                                                               or dollar
                                                                                                               signs ($)
-------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE               Date VA Claim Was Filed With the Veterans Admin                              MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE                Date Veterans Admin. Disbursed VA Claim Payment                              MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT                 Amount Veterans Admin. Paid on VA Claim                             2        No commas(,)
                                                                                                               or dollar
                                                                                                               signs ($)
-------------------------------------------------------------------------------------------------------------------------------

Exhibit IIB: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

         o    ASUM-     Approved Assumption
         o    BAP-      Borrower Assistance Program
         o    CO-       Charge Off
         o    DIL-      Deed-in-Lieu
         o    FFA-      Formal Forbearance Agreement
         o    MOD-      Loan Modification
         o    PRE-      Pre-Sale
         o    SS-       Short Sale
         o    MISC-     Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

         o    Mortgagor
         o    Tenant
         o    Unknown
         o    Vacant

The Property Condition field should show the last reported condition of the property as follows:

         o    Damaged
         o    Excellent
         o    Fair
         o    Gone
         o    Good
         o    Poor
         o    Special Hazard
         o    Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

          ---------------------------------------------------------------------
          Delinquency Code         Delinquency Description
          ---------------------------------------------------------------------
          001                      FNMA-Death of principal mortgagor
          ---------------------------------------------------------------------
          002                      FNMA-Illness of principal mortgagor
          ---------------------------------------------------------------------
          003                      FNMA-Illness of mortgagor's family member
          ---------------------------------------------------------------------
          004                      FNMA-Death of mortgagor's family member
          ---------------------------------------------------------------------
          005                      FNMA-Marital difficulties
          ---------------------------------------------------------------------
          006                      FNMA-Curtailment of income
          ---------------------------------------------------------------------
          007                      FNMA-Excessive Obligation
          ---------------------------------------------------------------------
          008                      FNMA-Abandonment of property
          ---------------------------------------------------------------------

          ---------------------------------------------------------------------
          009                      FNMA-Distant employee transfer
          ---------------------------------------------------------------------
          011                      FNMA-Property problem
          ---------------------------------------------------------------------
          012                      FNMA-Inability to sell property
          ---------------------------------------------------------------------
          013                      FNMA-Inability to rent property
          ---------------------------------------------------------------------
          014                      FNMA-Military Service
          ---------------------------------------------------------------------
          015                      FNMA-Other
          ---------------------------------------------------------------------
          016                      FNMA-Unemployment
          ---------------------------------------------------------------------
          017                      FNMA-Business failure
          ---------------------------------------------------------------------
          019                      FNMA-Casualty loss
          ---------------------------------------------------------------------
          022                      FNMA-Energy environment costs
          ---------------------------------------------------------------------
          023                      FNMA-Servicing problems
          ---------------------------------------------------------------------
          026                      FNMA-Payment adjustment
          ---------------------------------------------------------------------
          027                      FNMA-Payment dispute
          ---------------------------------------------------------------------
          029                      FNMA-Transfer of ownership pending
          ---------------------------------------------------------------------
          030                      FNMA-Fraud
          ---------------------------------------------------------------------
          031                      FNMA-Unable to contact borrower
          ---------------------------------------------------------------------
          INC                      FNMA-Incarceration
          ---------------------------------------------------------------------


The FNMA Delinquent Status Code field should show the Status of Default as follows:

          ---------------------------------------------------------------------
                Status Code        Status Description
          ---------------------------------------------------------------------
                    09             Forbearance
          ---------------------------------------------------------------------
                    17             Pre-foreclosure Sale Closing Plan Accepted
          ---------------------------------------------------------------------
                    24             Government Seizure
          ---------------------------------------------------------------------
                    26             Refinance
          ---------------------------------------------------------------------
                    27             Assumption
          ---------------------------------------------------------------------
                    28             Modification
          ---------------------------------------------------------------------
                    29             Charge-Off
          ---------------------------------------------------------------------
                    30             Third Party Sale
          ---------------------------------------------------------------------
                    31             Probate
          ---------------------------------------------------------------------
                    32             Military Indulgence
          ---------------------------------------------------------------------
                    43             Foreclosure Started
          ---------------------------------------------------------------------
                    44             Deed-in-Lieu Started
          ---------------------------------------------------------------------
                    49             Assignment Completed
          ---------------------------------------------------------------------
                    61             Second Lien Considerations
          ---------------------------------------------------------------------
                    62             Veteran's Affairs-No Bid
          ---------------------------------------------------------------------
                    63             Veteran's Affairs-Refund
          ---------------------------------------------------------------------
                    64             Veteran's Affairs-Buydown
          ---------------------------------------------------------------------
                    65             Chapter 7 Bankruptcy
          ---------------------------------------------------------------------
                    66             Chapter 11 Bankruptcy
          ---------------------------------------------------------------------
                    67             Chapter 13 Bankruptcy
          ---------------------------------------------------------------------

Exhibit IIC: Standard File Layout - Master Servicing

-----------------------------------------------------------------------------------------------------------------------------------
Column Name                         Description                              Decimal   Format Comment                      Max
                                                                                                                           Size
-----------------------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR                    A value assigned by the Servicer to                Text up to 10 digits                     20
                                    define a group of loans.
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                            A unique identifier assigned to each               Text up to 10 digits                     10
                                    loan by the investor.
-----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                   A unique number assigned to a loan by              Text up to 10 digits                     10
                                    the Servicer.  This may be different
                                    than the LOAN_NBR.
-----------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME                       The borrower name as received in the               Maximum length of 30 (Last, First)       30
                                    file.  It is not separated by first
                                    and last name.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT                       Scheduled monthly principal and             2      No commas(,) or dollar signs ($)         11
                                    scheduled interest payment that a
                                    borrower is expected to pay, P&I
                                    constant.
-----------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE                       The loan interest rate as reported by       4      Max length of 6                           6
                                    the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE                        The loan gross interest rate less the       4      Max length of 6                           6
                                    service fee rate as reported by the
                                    Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE                       The servicer's fee rate for a loan as       4      Max length of 6                           6
                                    reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                        The servicer's fee amount for a loan        2      No commas(,) or dollar signs ($)         11
                                    as reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                         The new loan payment amount as              2      No commas(,) or dollar signs ($)         11
                                    reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE                       The new loan rate as reported by the        4      Max length of 6                           6
                                    Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE                      The index the Servicer is using to          4      Max length of 6                           6
                                    calculate a forecasted rate.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL                   The borrower's actual principal             2      No commas(,) or dollar signs ($)         11
                                    balance at the beginning of the
                                    processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL                   The borrower's actual principal             2      No commas(,) or dollar signs ($)         11
                                    balance at the end of the processing
                                    cycle.
-----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE              The date at the end of processing                  MM/DD/YYYY                               10
                                    cycle that the borrower's next payment
                                    is due to the Servicer, as reported by
                                    Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1                     The first curtailment amount to be          2      No commas(,) or dollar signs ($)         11
                                    applied.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1                    The curtailment date associated with               MM/DD/YYYY                               10
                                    the first curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1                     The curtailment interest on the first       2      No commas(,) or dollar signs ($)         11
                                    curtailment amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2                     The second curtailment amount to be         2      No commas(,) or dollar signs ($)         11
                                    applied.
-----------------------------------------------------------------------------------------------------------------------------------


SERV_CURT_DATE_2                    The curtailment date associated with               MM/DD/YYYY                               10
                                    the second curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2                     The curtailment interest on the second      2      No commas(,) or dollar signs ($)         11
                                    curtailment amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3                     The third curtailment amount to be          2      No commas(,) or dollar signs ($)         11
                                    applied.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3                    The curtailment date associated with               MM/DD/YYYY                               10
                                    the third curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3                      The curtailment interest on the third       2      No commas(,) or dollar signs ($)         11
                                    curtailment amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                             The loan "paid in full" amount as           2      No commas(,) or dollar signs ($)         11
                                    reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                            The paid in full date as reported by               MM/DD/YYYY                               10
                                    the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       Action Code Key: 15=Bankruptcy,           2
ACTION_CODE                         The standard FNMA numeric code used to             30=Foreclosure, , 60=PIF,
                                    indicate the default/delinquent status             63=Substitution,
                                    of a particular loan.                              65=Repurchase,70=REO
-----------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                         The amount of the interest adjustment       2      No commas(,) or dollar signs ($)         11
                                    as reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT              The Soldier and Sailor Adjustment           2      No commas(,) or dollar signs ($)         11
                                    amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT                    The Non Recoverable Loan Amount, if         2      No commas(,) or dollar signs ($)         11
                                    applicable.
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT                       The amount the Servicer is passing as       2      No commas(,) or dollar signs ($)         11
                                    a loss, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL                  The scheduled outstanding principal         2      No commas(,) or dollar signs ($)         11
                                    amount due at the beginning of the
                                    cycle date to be passed through to
                                    investors.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL                  The scheduled principal balance due to      2      No commas(,) or dollar signs ($)         11
                                    investors at the end of a processing
                                    cycle.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT                      The scheduled principal amount as           2      No commas(,) or dollar signs ($)         11
                                    reported by the Servicer for the
                                    current cycle -- only applicable for
                                    Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT                       The scheduled gross interest amount         2      No commas(,) or dollar signs ($)         11
                                    less the service fee amount for the
                                    current cycle as reported by the
                                    Servicer -- only applicable for
                                    Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT                       The actual principal amount collected       2      No commas(,) or dollar signs ($)         11
                                    by the Servicer for the current
                                    reporting cycle -- only applicable for
                                    Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT                        The actual gross interest amount less       2      No commas(,) or dollar signs ($)         11
                                    the service fee amount for the current
                                    reporting cycle as reported by the
                                    Servicer -- only applicable for
                                    Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT                 The penalty amount received when a          2      No commas(,) or dollar signs ($)         11
                                    borrower prepays on his loan as
                                    reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------


                                       2

PREPAY_PENALTY_ WAIVED              The prepayment penalty amount for the       2      No commas(,) or dollar signs ($)         11
                                    loan waived by the servicer.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                            The Effective Payment Date of the                  MM/DD/YYYY                               10
                                    Modification for the loan.
-----------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                            The Modification Type.                             Varchar - value can be alpha or          30
                                                                                       numeric
-----------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT              The current outstanding principal and       2      No commas(,) or dollar signs ($)         11
                                    interest advances made by Servicer.
-----------------------------------------------------------------------------------------------------------------------------------

Exhibit IID : Calculation of Realized Loss/Gain Form 332- Instruction Sheet

      NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

      (i)

      (ii) The numbers on the 332 form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:

      1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      4-12. Complete as applicable. Required documentation:

            * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

            * For escrow advances - complete payment history

            (to calculate advances from last positive escrow balance forward)

            * Other expenses - copies of corporate advance history showing all payments

            * REO repairs > $1500 require explanation

            * REO repairs >$3000 require evidence of at least 2 bids.

            * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

            * Unusual or extraordinary items may require further documentation.

      13.   The total of lines 1 through 12.

      (iii) Credits:

      14-21. Complete as applicable. Required documentation:

            * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

            Letter of Proceeds Breakdown.

            * Copy of EOB for any MI or gov't guarantee

            * All other credits need to be clearly defined on the 332 form

      22.   The total of lines 14 through 21.

      Please Note:    For HUD/VA loans, use line (18a) for Part A/Initial
                      proceeds and line (18b) for Part B/Supplemental proceeds.

      Total Realized Loss (or Amount of Any Gain)

      23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit IIE: Calculation of Realized Loss/Gain Form 332

         Prepared by:  __________________           Date:  _______________
         Phone:  ______________________   Email Address:_____________________


----------------------    -----------------------    --------------------------
Servicer Loan No.         Servicer Name              Servicer Address


----------------------    -----------------------    --------------------------

   WELLS FARGO BANK, N.A. Loan No._____________________________

   Borrower's Name: _________________________________________________________
   Property Address: _________________________________________________________

   Liquidation Type:  REO Sale      3rd Party Sale   Short Sale    Charge Off

   Was this loan granted a Bankruptcy deficiency or cramdown    Yes      No
   If "Yes", provide deficiency or cramdown amount ___________________________

   Liquidation and Acquisition Expenses:

   (1)  Actual Unpaid Principal Balance of Mortgage Loan   $ _______________(1)
   (2)  Interest accrued at Net Rate                         _______________(2)
   (3)  Accrued Servicing Fees                               _______________(3)
   (4)  Attorney's Fees                                      _______________(4)
   (5)  Taxes (see page 2)                                   _______________(5)
   (6)  Property Maintenance                                 _______________(6)
   (7)  MI/Hazard Insurance Premiums (see page 2)            _______________(7)
   (8)  Utility Expenses                                     _______________(8)
   (9)  Appraisal/BPO                                        _______________(9)
   (10) Property Inspections                                 ______________(10)
   (11) FC Costs/Other Legal Expenses                        ______________(11)
   (12) Other (itemize)                                      ______________(12)
            Cash for Keys__________________________          ______________(12)
            HOA/Condo Fees_______________________            ______________(12)

            ______________________________________           ______________(12)

            Total Expenses                                 $ ______________(13)
   Credits:
   (14) Escrow Balance                                     $ ______________(14)
   (15) HIP Refund                                           ______________(15)
   (16) Rental Receipts                                      ______________(16)
   (17) Hazard Loss Proceeds                                 ______________(17)

   (18) Primary Mortgage Insurance / Gov't Insurance         ______________(18a) HUD Part A
                                                             ______________(18b) HUD Part B

   (19) Pool Insurance Proceeds                              ______________(19)
   (20) Proceeds from Sale of Acquired Property              ______________(20)
   (21) Other (itemize)                                      ______________(21)
        _________________________________________            ______________(21)

        Total Credits                                      $ ______________(22)
   Total Realized Loss (or Amount of Gain)                 $ ______________(23)

Escrow Disbursement Detail

----------------------------------------------------------------------------------------------------------------------
      Type           Date Paid        Period of       Total Paid      Base Amount       Penalties        Interest
   (Tax /Ins.)                        Coverage
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT III

Additional Disclosure Notification

Wells Fargo Bank, N.A. as [Securities Administrator and Master Servicer] 9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services - MSM 2006-5AR - SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

      In accordance with Section [31.03(d)][31.03(e)][31.03(f)] of the First Amended and Restated Servicing Agreement, dated as of January 1, 2006, among Morgan Stanley Capital I Inc. and Central Mortgage Corporation (successor to the obligations of GMAC Mortgage Corporation with respect to certain mortgage loans) as amended by the Omnibus Assignment, Assumption and Recognition Agreement dated as of August 1, 2006, among Morgan Stanley Capital I Inc., as Depositor, Central Mortgage Corporation, Wells Fargo Bank, National Association, as Master Servicer, and LaSalle Bank National Association as Trustee. The Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:

List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:

      Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

                                                         [NAME OF PARTY]

                                                         as [role]


                                                         By: __________________

                                                             Name:

                                                             Title:

                                   EXHIBIT IV

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";

-----------------------------------------------------------------------------------------------------------------------------------
                                            Servicing Criteria                                                   Applicable
                                                                                                                 Servicing
                                                                                                                  Criteria
-----------------------------------------------------------------------------------------------------------------------------------
        Reference                                            Criteria
-----------------------------------------------------------------------------------------------------------------------------------
                                                 General Servicing Considerations
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)            Policies and procedures are instituted to monitor any performance or other                  X
                         triggers and events of default in accordance with the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)           If any material servicing activities are outsourced to third parties, policies              X
                         and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)          Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)           A fidelity bond and errors and omissions policy is in effect on the party                   X
                         participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                                                Cash Collection and Administration
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)            Payments on mortgage loans are deposited into the appropriate custodial bank                X
                         accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)           Disbursements made via wire transfer on behalf of an obligor or to an investor              X
                         are made only by authorized personnel.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)          Advances of funds or guarantees regarding collections, cash flows or                        X
                         distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                            Servicing Criteria                                                   Applicable
                                                                                                                 Servicing
                                                                                                                  Criteria
-----------------------------------------------------------------------------------------------------------------------------------
        Reference                                            Criteria
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)           The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately
                         maintained (e.g., with respect to commingling of cash) as set forth in the                  X
                         transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)            Each custodial account is maintained at a federally insured depository                      X
                         institution as set forth in the transaction agreements.  For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1 (b)(1) of the Securities Exchange Act.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)           Unissued checks are safeguarded so as to prevent unauthorized access.                       X
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)          Reconciliations are prepared on a monthly basis for all asset-backed securities             X
                         related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and
                         (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                                                Investor Remittances and Reporting
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                            Servicing Criteria                                                   Applicable
                                                                                                                 Servicing
                                                                                                                  Criteria
-----------------------------------------------------------------------------------------------------------------------------------
        Reference                                            Criteria
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)            Reports to investors, including those to be filed with the Commission, are                  X
                         maintained in accordance with the transaction agreements and applicable
                         Commission requirements.   Specifically, such reports (A) are prepared in
                         accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the
                         Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)           Amounts due to investors are allocated and remitted in accordance with                      X
                         timeframes, distribution priority and other terms set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)          Disbursements made to an investor are posted within two business days to the
                         Servicer's investor records, or such other number of days specified in the                  X
                         transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)           Amounts remitted to investors per the investor reports agree with cancelled                 X
                         checks, or other form of payment, or custodial bank statements.
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Pool Asset Administration
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)            Collateral or security on mortgage loans is maintained as required by the                   X
                         transaction agreements or related mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)           Mortgage loan and related documents are safeguarded as required by the                      X
                         transaction agreements
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)          Any additions, removals or substitutions to the asset pool are made, reviewed               X
                         and approved in accordance with any conditions or requirements in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                            Servicing Criteria                                                   Applicable
                                                                                                                 Servicing
                                                                                                                  Criteria
-----------------------------------------------------------------------------------------------------------------------------------
        Reference                                            Criteria
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)           Payments on mortgage loans, including any payoffs, made in accordance with the              X
                         related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)            The Servicer's records regarding the mortgage loans agree with the Servicer's               X
                         records with respect to an obligor's unpaid principal balance.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)           Changes with respect to the terms or status of an obligor's mortgage loans                  X
                         (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)          Loss mitigation or recovery actions (e.g., forbearance plans, modifications and             X
                         deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)         Records documenting collection efforts are maintained during the period a                   X
                         mortgage loan is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)           Adjustments to interest rates or rates of return for mortgage loans with                    X
                         variable rates are computed based on the related mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                            Servicing Criteria                                                   Applicable
                                                                                                                 Servicing
                                                                                                                  Criteria
-----------------------------------------------------------------------------------------------------------------------------------
        Reference                                            Criteria
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)            Regarding any funds held in trust for an obligor (such as escrow accounts):  (A)            X
                         such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws;
                         and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)           Payments made on behalf of an obligor (such as tax or insurance payments) are               X
                         made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)          Any late payment penalties in connection with any payment to be made on behalf              X
                         of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)         Disbursements made on behalf of an obligor are posted within two business days              X
                         to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)          Delinquencies, charge-offs and uncollectible accounts are recognized and                    X
                         recorded in accordance with the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)           Any external enhancement or other support, identified in Item 1114(a)(1) through
                         (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------

                                    [WELLS FARGO BANK, NATIONAL ASSOCIATION]
                                    [NAME OF SUBSERVICER]


                                    Date:
                                          ------------------------------------



                                    By:
                                          ------------------------------------
                                          Name:
                                          Title: